Leases, Commitments and Contingencies	12 Months Ended
Jan. 31, 2022
Leases, Commitments and Contingencies

(15) Leases, Commitments and Contingencies

Leases

The Company measured Skillsoft and Global Knowledge’s legacy lease agreements as if the leases were new at the acquisition date and applied the provisions of Topic 842. This resulted in the recognition of right-of-use (ROU) assets and lease liabilities of $18.0 million and $18.1 million, respectively, as of January 31, 2022. All leases are classified as operating leases.

The Company’s lease portfolio includes office space, training centers, and vehicles to support its research and development activities, sales operations and other corporate and administrative functions in North America, Europe and Asia. The Company’s leases have remaining terms of one year to twelve years. Some of the Company’s leases include options to extend or terminate the lease prior to the end of the agreed upon lease term. For purposes of calculating lease liabilities, lease terms include options to extend or terminate the lease when it is reasonably certain that the Company will exercise such options.

Operating lease ROU assets and liabilities are recognized based on the present value of the future minimum lease payments over the expected lease term. As the Company’s operating leases generally do not provide an implicit rate, the Company uses an estimated incremental borrowing rate in determining the present value of future payments. The incremental borrowing rate represents an estimate of the interest rate the Company would incur at the acquisition date to borrow an amount equal to the lease payments on a collateralized basis over the term of a lease within a particular location and currency environment. The Company used a weighted average incremental borrowing rate of 6.12% as of June 11, 2021, the acquisition date, for its operating leases that commenced prior to that date. The Company elected the package of practical expedients permitted under the transition guidance which were applied consistently to all of the Company’s leases that commenced before the acquisition date. The Company also elected the short-term lease recognition exemption for all qualifying leases, where ROU assets and lease liabilities are not recognized for leases with the remaining terms of less than one year.

The operating leases are included in the caption “Right of use assets”, “Lease Liabilities”, and “Long-term lease liabilities” on the Company’s consolidated balance sheets as of January 31, 2022. The weighted-average remaining lease term of the Company’s operating leases is 5.9 years. Lease costs for minimum lease payments are recognized on a straight-line basis over the lease term. The lease costs were $1.1 million and related cash payments were $1.3 million for the period from February 1, 2021 to June 11, 2021 (Predecessor (SLH)). The lease costs were $5.4 million and related cash payments were $5.4 million for the period from June 12, 2021 to January 31, 2022 (Successor). The lease costs were $2.2 million and related cash payments were $2.1 million for the period from February 1, 2020 to August 27, 2020 (Predecessor (PL)). The lease costs were $1.6 million and related cash payments were $1.6 million for the period from August 28, 2020 to January 31, 2021 (Predecessor (SLH)). Lease costs are included within content and software development, selling and marketing, and general and administrative lines on the consolidated statements of operations, and the operating leases related cash payments were included in the operating cash flows and the finance lease related cash payments were included in the financing cash flows on the consolidated statements of cash flows. Short-term lease costs and variable lease costs are not material.

The table below reconciles the undiscounted future minimum lease payments under non-cancellable leases to the total lease liabilities recognized on the consolidated balance sheets as of January 31, 2022 (Successor):

Fiscal Year Ended January 31 (in thousands):	Operating Leases
2023	$7,200
2024	3,993
2025	2,485
2026	1,198
2027	1,201
Thereafter	4,989
Total future minimum lease payments	21,066
Less effects of discounting	(2,929)
Total lease liabilities	$18,137

Reported as of January 31, 2022
Lease liabilities	$6,387
Long-term lease liabilities	11,750
Total lease liabilities	$18,137

Litigation

From time to time, the Company is a party to or may be threatened with litigation in the ordinary course of its business. The Company regularly analyzes current information, including, as applicable, the Company’s defense and insurance coverage and, as necessary, provides accruals for probable and estimable liabilities for the eventual disposition of these matters.

In connection with the Skillsoft Merger, two lawsuits were filed by Churchill shareholders alleging breaches of fiduciary duty and violations of the disclosure requirements of the Securities Exchange Act of 1934, as amended. These lawsuits were dismissed as of July 6, 2021, and July 7, 2021, respectively, following the completion of the Skillsoft Merger on June 11, 2021.

On March 14, 2022, a putative Company stockholder filed a complaint in the United States District Court for the Eastern District of New York, captioned Newton v. Skillsoft Corp., et al., No. 1:22-cv-01383 (E.D.N.Y.), against the Company and the members of its Board of Directors. The complaint generally alleges that the definitive proxy statement filed by the Company with the SEC in connection with the proposed Codecademy acquisition contains misstatements and omissions in violation of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder by the SEC.  The complaint seeks, among other things, equitable relief and an award of attorneys’ fees and expenses.  In addition, the Company has received six demand letters from putative stockholders asserting similar claims.

The items noted above, and any potential liability, do not currently meet the accounting criteria of probable and estimable. Therefore the Company has not accrued any related liability as of July 31, 2022.

Guarantees

The Company’s software license arrangements and hosting services are typically warranted to perform in a manner consistent with general industry standards that are reasonably applicable and substantially in accordance with the Company’s product documentation under normal use and circumstances. The Company’s arrangements also include certain provisions for indemnifying customers against liabilities if its products or services infringe a third party’s intellectual property right.

The Company has entered into service level agreements with some of its hosted application customers warranting certain levels of uptime reliability and such agreements permit those customers to receive credits against monthly hosting fees or terminate their agreements in the event that the Company fails to meet those levels for an agreed upon period of time.

To date, the Company has not incurred any material costs as a result of such indemnifications or commitments and has not accrued any liabilities related to such obligations in the accompanying consolidated financial statements.